Document and Entity Information	12 Months Ended
Sep. 30, 2011
Document Information [Line Items]
Document Type	20-F
Amendment Flag	false
Document Period End Date	Sep 30, 2011
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Trading Symbol	DL
Entity Registrant Name	CHINA DISTANCE EDUCATION HOLDINGS LTD
Entity Central Index Key	0001438644
Current Fiscal Year End Date	--09-30
Entity Well-known Seasoned Issuer	No
Entity Current Reporting Status	Yes
Entity Filer Category	Accelerated Filer
Entity Ordinary Shares, Shares Outstanding	127,800,673

CONSOLIDATED BALANCE SHEETS (USD $) In Thousands, unless otherwise specified	Sep. 30, 2011	Sep. 30, 2010
Current assets
Cash and cash equivalents	$ 49,738	$ 57,305
Term deposits	7,839
Restricted cash	2,676	2,906
Accounts receivable, net of allowance for doubtful accounts of US$2,236 and US$3,190 as of September 30, 2010 and September 30, 2011, respectively	4,661	4,012
Inventories	363	599
Prepayment and other current assets	2,861	2,039
Deferred tax assets, current portion	1,556	1,016
Deferred cost	1,868	1,596
Current assets of discontinued operations	2,306	4,626
Total current assets	73,868	74,099
Non-current assets
Property, plant and equipment, net	8,586	8,082
Goodwill	7,403	7,024
Other intangible assets, net	2,382	2,757
Purchased call options		1,083
Deposit for purchase of non-current assets	242
Deferred tax assets, non-current portion	668	153
Other non-current assets	729	744
Long-term assets of discontinued operations		2,029
Total non-current assets	20,010	21,872
Total assets	93,878	95,971
Current liabilities
Accrued expenses and other liabilities (including accrued expenses and other liabilities of the consolidated VIE without recourse to China Distance Education Holdings Limited of US$3,174 and US$5,738 as of September 30, 2010 and September 30, 2011, respectively)	6,514	3,822
Income tax payable (including income tax payable of the consolidated VIE without recourse to China Distance Education Holdings Limited of US$1,518 and US$2,170 as of September 30, 2010 and September 30, 2011, respectively)	2,329	1,586
Deferred revenue (including deferred revenue of the consolidated VIE without recourse to China Distance Education Holdings Limited of US$7,545 and US$7,848 as of September 30, 2010 and September 30, 2011, respectively)	7,861	7,545
Refundable fees (including refundable fees of the consolidated VIE without recourse to China Distance Education Holdings Limited of US$1,564 and US$2,580 as of September 30, 2010 and September 30, 2011, respectively)	2,580	1,564
Current liabilities of discontinued operations (including current liabilities of discontinued operations of the consolidated VIE without recourse to China Distance Education Holdings Limited of US$4,295 and US$1,860 as of September 30, 2010 and September 30, 2011, respectively)	1,860	4,295
Total current liabilities	21,144	18,812
Non-current liabilities
Non-current liabilities of discontinued operations (including non-current liabilities of discontinued operations of the consolidated VIE without recourse to China Distance Education Holdings Limited of US$136 and nil as of September 30, 2010 and September 30, 2011, respectively)		136
Total non-current liabilities		136
Total liabilities	21,144	18,948
Commitments and contingencies (Note 20)
Equity
Ordinary shares (par value of US$0.0001 per share at September 30, 2010 and 2011, respectively; Authorized - 480,000,000 shares at September 30, 2010 and 2011; Issued and outstanding - 136,932,849 and 127,800,673 shares at September 30, 2010 and 2011, respectively)	13	14
Additional paid-in capital	78,804	79,075
Accumulated other comprehensive income	4,221	2,399
Cumulative deficits	(10,304)	(6,502)
Total China Distance Education Holdings Limited shareholders' equity	72,734	74,986
Total equity	72,734	77,023
Total liabilities and equity	93,878	95,971
Continuing Operations
Equity
Non-controlling interest		1,126
Discontinued Operations
Equity
Non-controlling interest		$ 911

CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Sep. 30, 2011	Sep. 30, 2010
Accounts receivable, net of allowance for doubtful accounts	$ 3,190	$ 2,236
Ordinary shares, par value	$ 0.0001	$ 0.0001
Ordinary shares, Authorized	480,000,000	480,000,000
Ordinary shares, Issued	127,800,673	136,932,849
Ordinary shares, outstanding	127,800,673	136,932,849
Accrued expenses and other liabilities of the consolidated VIE without recourse to China Distance Education Holdings Limited	6,514	3,822
Income tax payable of the consolidated VIE without recourse to China Distance Education Holdings Limited	2,329	1,586
Deferred revenue of the consolidated VIE without recourse to China Distance Education Holdings Limited	7,861	7,545
Refundable fees of the consolidated VIE without recourse to China Distance Education Holdings Limited	2,580	1,564
Current liabilities of discontinued operations of the consolidated VIE without recourse to China Distance Education Holdings Limited	1,860	4,295
Non-current liabilities of discontinued operations of the consolidated VIE without recourse to China Distance Education Holdings Limited		136
Variable Interest Entity, Primary Beneficiary
Accrued expenses and other liabilities of the consolidated VIE without recourse to China Distance Education Holdings Limited	5,738	3,174
Income tax payable of the consolidated VIE without recourse to China Distance Education Holdings Limited	2,170	1,518
Deferred revenue of the consolidated VIE without recourse to China Distance Education Holdings Limited	7,848	7,545
Refundable fees of the consolidated VIE without recourse to China Distance Education Holdings Limited	2,580	1,564
Current liabilities of discontinued operations of the consolidated VIE without recourse to China Distance Education Holdings Limited	1,860	4,295
Non-current liabilities of discontinued operations of the consolidated VIE without recourse to China Distance Education Holdings Limited		$ 136

CONSOLIDATED STATEMENTS OF OPERATIONS (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Sep. 30, 2011	Sep. 30, 2010	Sep. 30, 2009
Sales, net of business tax, value-added tax and related surcharges
Sales revenues, net	$ 41,564	$ 32,579	$ 30,121
Others	6,033	4,658	5,133
Cost of sales
Cost of services	(16,840)	(13,283)	(12,834)
Cost of tangible goods sold	(2,794)	(2,070)	(1,577)
Total cost of sales	(19,634)	(15,353)	(14,411)
Gross profit	21,930	17,226	15,710
Operating expenses
Selling expenses	(9,771)	(7,176)	(6,722)
General and administrative expenses	(12,221)	(10,535)	(7,432)
Impairment of purchased call options	(1,115)	(162)
Total operating expenses	(23,107)	(17,873)	(14,154)
Other operating income	603	74	292
Operating income (loss)	(574)	(573)	1,848
Interest income	883	458	740
Exchange loss	(143)	(66)	(6)
Income (loss) before income taxes	166	(181)	2,582
Less: Income tax expense	(971)	(575)	(1,478)
Net income (loss) from continuing operations	(805)	(756)	1,104
Net loss of continuing operations attributable to noncontrolling interest	303	911	82
Net income (loss) from continuing operations attributable to China Distance Education Holdings Limited	(502)	155	1,186
Net income (loss) from discontinued operations attributable to China Distance Education Holdings Limited, net of tax	(3,300)	(2,053)	2
Net income (loss) attributable to China Distance Education Holdings Limited	(3,802)	(1,898)	1,188
Net (loss) income attributable to China Distance Education Holdings Limited shareholders
Basic from continuing operations			$ 0.01
Basic from discontinued operations (net of tax)	$ (0.03)	$ (0.01)
Basic	$ (0.03)	$ (0.01)	$ 0.01
Diluted from continuing operations			$ 0.01
Diluted from discontinued operations (net of tax)	$ (0.03)	$ (0.01)
Diluted	$ (0.03)	$ (0.01)	$ 0.01
Weighted average shares used in calculating net (loss) income per share
Basic	133,571,727	138,232,493	140,260,811
Diluted	133,571,727	138,232,493	140,475,941
Online Education Services
Sales, net of business tax, value-added tax and related surcharges
Sales revenues, net	30,788	23,982	22,279
Books and reference materials
Sales, net of business tax, value-added tax and related surcharges
Sales revenues, net	$ 4,743	$ 3,939	$ 2,709

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY AND COMPREHENSIVE INCOME (LOSS) (USD $) In Thousands, except Share data	Total	Start-up training business	Gaokao re-take business	Ordinary shares	Additional paid-in capital	Additional paid-in capital Start-up training business	Additional paid-in capital Gaokao re-take business	Accumulated other comprehensive income	Cumulative deficits	Total China Distance Education Holding Limited shareholders' equity	Total China Distance Education Holding Limited shareholders' equity Start-up training business	Total China Distance Education Holding Limited shareholders' equity Gaokao re-take business	Noncontrolling interest	Noncontrolling interest Start-up training business	Noncontrolling interest Gaokao re-take business	Total Comprehensive income
Beginning Balance at Sep. 30, 2008	$ 72,750			$ 14	$ 76,811			$ 1,717	$ (5,792)	$ 72,750
Beginning Balance (in shares) at Sep. 30, 2008				141,897,737
Net income (loss) for the year	1,106								1,188	1,188			(82)			1,106
Foreign currency translation adjustments	(17)							(15)		(15)			(2)			(17)
Comprehensive Income (loss) net of tax																1,089
Repurchase of ordinary shares (Shares)				(3,163,600)
Repurchase of ordinary shares	(3,960)				(3,960)					(3,960)
Options exercised (in shares)				31,548
Options exercised	26				26					26
Stock-based compensation expense - stock options (Note 23)	3,920				3,920					3,920
Noncontrolling interest arising from acquisition		2,110	937											2,110	937
Ending Balance at Sep. 30, 2009	76,872			14	76,797			1,702	(4,604)	73,909			2,963
Ending Balance (in shares) at Sep. 30, 2009				138,765,685
Net income (loss) for the year	(2,842)								(1,898)	(1,898)			(944)			(2,842)
Foreign currency translation adjustments	715							697		697			18			715
Comprehensive Income (loss) net of tax																(2,127)
Repurchase of ordinary shares (Shares)				(1,909,600)
Repurchase of ordinary shares	(2,172)				(2,172)					(2,172)
Options exercised (in shares)				76,764
Options exercised	63				63					63
Stock-based compensation expense - stock options (Note 23)	4,387				4,387					4,387
Ending Balance at Sep. 30, 2010	77,023			14	79,075			2,399	(6,502)	74,986			2,037
Ending Balance (in shares) at Sep. 30, 2010				136,932,849
Net income (loss) for the year	(4,105)								(3,802)	(3,802)			(303)			(4,105)
Foreign currency translation adjustments	1,855							1,822		1,822			33			1,855
Comprehensive Income (loss) net of tax																(2,250)
Repurchase of ordinary shares (Shares)				(9,223,188)
Repurchase of ordinary shares	(8,138)			(1)	(8,137)					(8,138)
Options exercised (in shares)				91,012
Options exercised	75				75					75
Stock-based compensation expense - stock options (Note 23)	6,024				6,024					6,024
Noncontrolling interest arising from acquisition						856	911				856	911		(856)	(911)
Ending Balance at Sep. 30, 2011	$ 72,734			$ 13	$ 78,804			$ 4,221	$ (10,304)	$ 72,734
Ending Balance (in shares) at Sep. 30, 2011				127,800,673

CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Sep. 30, 2011	Sep. 30, 2010	Sep. 30, 2009
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$ (4,105)	$ (2,842)	$ 1,106
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Stock-based compensation	6,024	4,387	3,920
Depreciation of property, plant and equipment	1,449	1,157	930
Amortization of other intangible assets	926	851	579
Provision of inventories	1	(1)	3
Allowance for doubtful accounts	1,144	2,197
Impairment loss on purchased call option	1,316	639
Impairment loss on intangible assets	332	274
Impairment loss on property, plant and equipment	973
Impairment loss on goodwill	758	1,407
Losses on disposition of property, plant and equipment	27	44
Changes in operating assets and liabilities:
Increase in accounts receivable	(17)	(1,970)	(4,323)
(Increase) decrease in inventories	258	(289)	(123)
Increase in prepayments and other assets	(1,054)	(693)	(112)
Decrease (increase) in deferred tax assets	(630)	(352)	1,505
Increase in deferred cost	(189)	(276)	(841)
(Increase) decrease in other non-current assets	50	79	(808)
Increase in accrued expenses and other liabilities	1,111	1,850	805
(Decrease) increase in income tax payable	622	719	(89)
Increase (decrease) in deferred revenue	(235)	1,037	2,137
(Decrease) increase in refundable fees	917	(249)	(2,907)
Decrease in deferred tax liabilities	(486)	(316)	(175)
Net cash generated from operating activities	9,192	7,653	1,607
CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of business (net of cash acquired of US$2,854 respectively for the year ended September 30, 2009)		(21)	(3,211)
Maturity (purchase) of term deposits	(7,649)	27,750	(27,753)
Withdrawal (deposit) of restricted cash	363	5,395	(8,250)
Acquisition of property, plant and equipment	(1,999)	(1,570)	(1,451)
Proceeds from disposition of property, plant and equipment	80	60
Acquisition of other intangible assets	(402)	(194)	(513)
Payment of deposit for the acquisition of non-current assets	(236)		(356)
Net cash (used in) generated from investing activities	(9,843)	31,420	(41,534)
CASH FLOWS FROM FINANCING ACTIVITIES
Repurchase of ordinary shares	(8,138)	(2,172)	(3,960)
Proceeds from share options exercised by employees	75	63	26
Payment of deferred initial public offering costs			(907)
Net cash used in financing activities	(8,063)	(2,109)	(4,841)
Exchange rate effect on cash and cash equivalents	906	354	(18)
Net (decrease) increase in cash and cash equivalents	(7,808)	37,318	(44,786)
Cash and cash equivalents at beginning of the year	58,755	21,437	66,223
Cash and cash equivalents at end of the year	50,947	58,755	21,437
Supplemental schedule of cash flows information
Income tax paid	(1,439)	(514)	(334)
Supplemental schedule of non-cash activities
Payable for acquisition of property, plant and equipment included in accrued expenses and other liabilities	633	94
Acquisition of property, plant and equipment and other intangible assets through utilization of deposits		356	151
Consideration payable in connection with acquisition of Champion Xinlixiang		1,643	1,628
Offset consideration payable in connection with acquisition of Champion Xinlixiang with receivable from original selling shareholder	$ (1,711)

CONSOLIDATED STATEMENTS OF CASH FLOWS (Parenthetical) (USD $) In Thousands, unless otherwise specified	12 Months Ended
Sep. 30, 2009
Acquisition of business, cash acquired	$ 2,854

ORGANIZATION AND BASIS OF PRESENTATION	12 Months Ended
Sep. 30, 2011
ORGANIZATION AND BASIS OF PRESENTATION

1. ORGANIZATION AND BASIS OF PRESENTATION

China Distance Education Holdings Limited (the “Company”) was incorporated under the law of the Cayman Islands on January 11, 2008. The Company, its subsidiaries, its consolidated variable interest entity (“VIE”) and VIE’s subsidiaries (collectively the “Group”) are primarily engaged in providing online and offline education services, and selling related products in the People’s Republic of China (“PRC”).

As of September 30, 2011, details of the Company’s subsidiaries and variable interest entities were as follows:

			Percentage of
	Date of	Place of	legal ownership by
Company	establishment	establishment	the Company	Principal activities

Subsidiaries:
China Distance Education Limited (“CDEL Hong Kong”) Practice Enterprises Network	March 13, 2003	Hong Kong	100%	Investment holding
China International Links Limited (“Pencil”) Beijing Champion Distance Education	February 23, 2010	Hong Kong	100%	Inactive
Technology Co., Ltd. (“Champion Technology”)	January 5, 2004	PRC	100%	Provision of technical support and consultancy services and course production

Beijing Champion Education Technology Co., Ltd. (“Champion Education Technology”)	April 23, 2007	PRC	100%	Software licensing and course production

Variable interest entity:
Beijing Champion Hi-Tech Co., Ltd. (“Beijing Champion”)	July 12, 2000	PRC	Nil	Provision of online education services and sales of books and reference materials

Subsidiaries of variable interest entity:

Beijing Caikaowang Company Ltd. (“Caikaowang”)	November 28, 2007	PRC	Nil	Provision of online education services
Beijing Champion Wangge Education Technology Co., Ltd. (“Champion Wangge”)	June 24, 2008	PRC	Nil	Provision of online education services
Beijing Zhengbao Yucai Education Technology Co., Ltd. (“Zhengbao Yucai”)	February 19, 2009	PRC	Nil	Provision of start-up training services
Beijing Haidian District Champion Training School (“Champion Training School”)	February 19, 2009	PRC	Nil	Provision of online and offline education services
Zhejiang Champion Xinlixiang Education Management Co., Ltd. (“Champion Xinlixiang”) (i)	July 8, 2009	PRC	Nil	Provision of Gaokao retake related education services

(i)	In September 2011, the Group decided to dispose 100% of Champion Xinlixiang as stated in Note 4 Discontinued Operations.

The VIE arrangements

Applicable PRC laws and regulations prohibit foreign investors from providing telecommunications value-added services in the PRC. As a Cayman Islands corporation, the Company is deemed a foreign legal person under PRC laws.

To comply with these foreign ownership restrictions, the Company operates its online education services through the VIE, Beijing Champion, and VIE’s subsidiaries in the PRC. To provide the Company effective control over the VIE and the ability to receive substantially all of the economic benefits of the VIE and its subsidiaries, a series of contractual arrangements were entered into amongst CDEL Hong Kong, Champion Technology, Beijing Champion and Beijing Champion’s direct equity holders.

•	Agreements that transfer economic benefits to Champion Technology

Exclusive technical support and consultancy services agreement

Pursuant to the exclusive technical support and consultancy services agreement between Beijing Champion and Champion Technology, Champion Technology has the exclusive right to provide to Beijing Champion technical and consulting services. Champion Technology is entitled to charge Beijing Champion a service fee equal to its profit before such service fee and tax. This agreement will remain effective until Beijing Champion ceases its operations.

Exclusive purchase right agreement on the equity interest of Beijing Champion

Pursuant to the exclusive purchase right agreement, CDEL Hong Kong may purchase the entire equity interest in, or all the assets of Beijing Champion, for a purchase price equal to the net assets of Beijing Champion or the minimum price permitted by PRC laws, if and when PRC laws are amended to permit such a transaction. The term of this agreement is ten years from the date thereof and can be extended for another ten years at the discretion of CDEL Hong Kong.

Letter of undertaking from Beijing Champion’s shareholders to Champion Technology

Pursuant to this letter addressed to Champion Technology, the shareholders of Beijing Champion undertook to, unless restricted by laws, regulations or legal procedures, (i) remit all dividends, interests, other distributions or remnant assets after liquidation, if any, they receive from Beijing Champion to Champion Technology without compensation, after paying the corresponding tax and any other required expenses, (ii) transfer all or part of their equity interests to CDEL Hong Kong at a nominal or minimal purchase price, in the event CDEL Hong Kong exercises its exclusive purchase right to acquire any or all of the equity interests in Beijing Champion, (iii) remit to Champion Technology all considerations they may receive from CDEL Hong Kong’s acquisition of any equity interests in Beijing Champion, without compensation, after paying the corresponding tax and any other required expenses and (iv) act in the best interest of Champion Technology.

•	Agreements that provide Company effective control over Beijing Champion

Equity pledge agreement

Pursuant to the equity pledge agreement between Beijing Champion and Champion Technology, the equity holders of Beijing Champion have pledged their equity interest in Beijing Champion to Champion Technology to secure the payment obligations of Beijing Champion under the technical support and consultancy services agreement between Beijing Champion and Champion Technology. This agreement will remain effective until the discharge of Beijing Champion’s contractual obligations under the exclusive technical support and consultancy services agreement as described above.

Power of attorney

Pursuant to the power of attorney, the nominee shareholders of Beijing Champion each executed an irrevocable power of attorney assigning Champion Technology or any person designated by Champion Technology as their attorney-in-fact to vote on their behalf on all matters of Beijing Champion requiring shareholder approval under PRC laws and regulations and the articles of association of Beijing Champion.

The Articles of Incorporation of Beijing Champion states that the major rights of the shareholders include the power to review and approve annual budget, operating strategy and investment plan, elect the members of board of directors and approve their compensation plan. Therefore, through the irrevocable power of attorney arrangement, Champion Technology has the ability to exercise effective control over Beijing Champion through equity holder votes and, through such votes, to also control the composition of the board of directors. In addition, the senior management team of Beijing Champion is the same as that of Champion Technology.

These contractual arrangements allow the Group to effectively control Beijing Champion and its subsidiaries and to derive substantially all of the economic benefits from them. Accordingly, the Group treats Beijing Champion as a VIE and because the Group is the primary beneficiary of Beijing Champion, the Group has consolidated the financial results of Beijing Champion and its subsidiaries.

However, there are certain risks related to the VIE arrangements, which include but are not limited to the following:

•	If the ownership structure and contractual arrangements are found to be in violation of any existing or future PRC laws or regulations, the Group could be subject to severe penalties;

•

The Group rely on contractual arrangements with the VIE and its shareholders for substantially all of its China operations, which may not be as effective as direct ownership in providing operational control; and

•

The Group may have to incur significant cost to enforce, or may not be able to effectively enforce, the contractual arrangements with the VIE and its shareholders in the event of a breach or non-compliance by the VIE or its shareholders.

In June 2009, the FASB issued an authoritative pronouncement to amend the accounting rules for variable interest entities. The amendments effectively replace the quantitative-based risks-and-rewards calculation for determining which reporting entity, if any, has a controlling financial interest in a variable interest entity with an approach focused on identifying which reporting entity has (1) the power to direct the activities of a variable interest entity that most significantly affect the entity’s economic performance and (2) the obligation to absorb losses of, or the right to receive benefits from, the entity. Additionally, an enterprise is required to assess whether it has an implicit financial responsibility to ensure that a variable interest entity operates as designed when determining whether it has the power to direct the activities of the variable interest entity that most significantly impact the entity’s economic performance. The new guidance also requires additional disclosures about a reporting entity’s involvement with variable interest entities and about any significant changes in risk exposure as a result of that involvement.

The guidance is effective at the start of a reporting entity’s first fiscal year beginning after November 15, 2009, and all interim and annual periods thereafter.

Since the Company, through its subsidiary, has (1) the power to direct the activities of the VIE that most significantly affect the VIE’s economic performance and (2) the right to receive benefits from the VIE, the Company continued to consolidate the VIE upon the adoption of the new guidance on October 1, 2010, which therefore, other than for additional disclosures, has no accounting impact.

The following financial information of the Company’s VIE and VIE’s subsidiaries as of September 30, 2010 and 2011 and for each of the three years in the period ended September 30, 2011 was included in the accompanying consolidated financial statements after elimination of intercompany transactions and balances within VIE and VIE’s subsidiaries:

	As of September 30,
	2010	2011
	US$	US$
Total assets	41,247	40,679

Total liabilities	29,779	27,198

	For the years ended September 30,
	2009	2010	2011
	US$	US$	US$
Revenues	29,722	33,257	42,510

Net income (1)	10,824	6,370	7,365

Net cash provided by operating activities	3,314	6,614	2,860

Net cash used in investing activities	(4,431)	(4,407)	(2,137)

(1)	This is net income before service fees charged by Champion Technology and Champion Education Technology.

SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Sep. 30, 2011
SIGNIFICANT ACCOUNTING POLICIES

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation and use of estimates

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities at the balance sheet dates and the reported amounts of revenues and expenses during the reporting periods. Significant estimates and assumptions reflected in the Group’s financial statements include, but are not limited to, revenue recognition, fair value of purchased call option, deferred tax assets valuation allowance, uncertain tax positions, allowance for doubtful accounts, impairment of goodwill and long-term assets, and share-based compensation expenses. Actual results could materially differ from those estimates.

Certain accounts and balances in the 2009 and 2010 financial statements and the related notes have been retrospectively adjusted to reflect the effect of discontinued operations as described in Note 4.

Principles of consolidation

The consolidated financial statements include the financial statements of the Company, its subsidiaries, its VIE and VIE’s subsidiaries. All transactions and balances among the Company, its subsidiaries, its VIE and VIE’s subsidiaries have been eliminated upon consolidation.

Foreign currency translation and transactions

The Company, CDEL Hong Kong and PENCIL’s functional currencies are United States dollars (“US$”). The Company’s PRC subsidiaries, VIE and VIE’s subsidiaries determine their functional currencies to be the Chinese Renminbi (“RMB”). The Company uses the US$ as its reporting currency and uses the monthly average exchange rate for the year and the exchange rate at the balance sheet date to translate the operating results and financial position of its PRC subsidiaries and its variable interest entities, respectively. Translation differences are recorded in accumulated other comprehensive income, a component of consolidated statements of changes in equity and comprehensive income (loss).

Transactions denominated in foreign currencies are remeasured into the functional currency at the exchange rates prevailing on the transaction dates. Foreign currency denominated financial assets and liabilities are remeasured at the balance sheet date exchange rate. Exchange gains and losses are included in the consolidated statements of operations.

Cash and cash equivalents

Cash and cash equivalents consist of cash on hand and highly liquid investments which are unrestricted as to withdrawal or use, and which have an original maturity of three months or less when purchased.

Term deposits

Term deposits consist of deposits placed with financial institutions with an original maturity of greater than three months and less than one year.

Restricted cash

Restricted cash as of September 30, 2010 and 2011 were US$2,906 and US$2,676, representing the cash deposit in a designated account as required by court for the arbitration process in relation to Zhengbao Yucai (see note 3). The restriction was subsequently removed in November 2011 upon the settlement of the arbitration.

Inventories

Inventories, consisting of papers and professional examination reference books, are stated at the lower of cost or market value. Cost is determined using the first in, first out method.

Fair value

Fair value is the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities required or permitted to be recorded at fair value, the Group considers the principal or most advantageous market in which it would transact and it considers assumptions that market participants would use when pricing the asset or liability. Authoritative literature provides a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The level in the hierarchy within which the fair value measurement in its entirety falls is based upon the lowest level of input that is significant to the fair value measurement as follows:

Level 1

Level 1 applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.

Level 2

Level 2 applies to assets or liabilities for which there are inputs other than quoted prices included within Level 1 that are observable for the asset or liability such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical assets or liabilities in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.

Level 3

Level 3 applies to assets or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities.

Allowance for doubtful accounts

An allowance for doubtful accounts is recorded in the period in which a loss is determined to be probable based on an assessment of specific evidence indicating doubtful collection, historical experience, account balance aging and prevailing economic conditions. Accounts receivable balances are written off after all collection efforts have been exhausted.

Property, plant and equipment, net

Property, plant and equipment are stated at cost and are depreciated using the straight-line method over the estimated useful lives of the assets, as follows:

Category	Estimated useful life	Estimated residual value
Buildings	35 years	5-10%
Electronic and office equipment	5 years	5-10%
Motor vehicles	5 years	5-10%
Leasehold improvement and building improvement	Shorter of lease term or 5 years	—

Repair and maintenance costs are charged to expense as incurred, whereas the cost of renewals and betterment that extends the useful lives of property, plant and equipment are capitalized as additions to the related assets. Retirements, sales and disposals of assets are recorded by removing the cost and accumulated depreciation from the asset and accumulated depreciation accounts with any resulting gain or loss reflected in the consolidated statements of operations.

Goodwill

The excess of the purchase price over the fair value of net assets acquired is recorded on the consolidated balance sheet as goodwill. Goodwill is not amortized but is tested for impairment annually or more frequently if events or changes in circumstances indicate that it might be impaired. Goodwill is tested following a two-step process. The first step compares the fair value of a reporting unit to its carrying amount, including goodwill. If the fair value of each reporting unit exceeds its carrying amount, goodwill is not considered to be impaired and the second step will not be required. If the carrying amount of a reporting unit exceeds its fair value, the second step will be performed to compare the implied fair value of goodwill to the carrying value of a reporting unit’s goodwill. The implied fair value of goodwill is determined in a manner similar to accounting for a business combination with the allocation of the assessed fair value determined in the first step to the assets and liabilities of the reporting unit. The excess of the fair value of the reporting unit over the amounts assigned to the assets and liabilities is the implied fair value of goodwill. An impairment loss is recognized for any excess in the carrying value of goodwill over the implied fair value of goodwill.

Other intangible assets, net

Other intangible assets are amortized using the straight-line basis over the estimated useful lives as follows:

Category	Estimated useful life
Computer software	3~5 years
Domain names and trademarks	10~11 years
Courseware	1~5 years
Website	5 years
Business contracts	3~5 years
Copyrights	5 years
Platform	3.5 years
Non-compete agreement	15 years

Impairment of long-lived assets

The Group evaluates its long-lived assets or asset group including intangibles with definite lives for impairment whenever events or changes in circumstances (such as a significant adverse change to market conditions that will impact the future use of the assets) indicate that the carrying amount of a group of long-lived assets may not be fully recoverable. When these events occur, the Group evaluates the impairment by comparing the carrying amount of the assets to future undiscounted net cash flows expected to result from the use of the assets and their eventual disposition. If the sum of the expected undiscounted cash flows is less than the carrying amount of the assets, the Group recognizes an impairment loss based on the excess of the carrying amount of the asset group over its fair value, generally based upon discounted cash flows.

If the intent is to hold the asset for sale and certain other criteria are met (i.e., the asset can be disposed of currently, appropriate levels of authority have approved sale, and there is an actively pursuing buyer), the impairment test is a comparison of the asset’s carrying value to its fair value less costs to sell. To the extent that the carrying value is greater than the asset’s fair value less costs to sell, an impairment loss is recognized for the difference. Assets held for sale are separately presented on the balance sheet and are no longer depreciated.

Revenue recognition

Revenues are recognized when the following four criteria are met: (i) persuasive evidence of an arrangement exists, (ii) the service has been rendered, (iii) the fees are fixed or determinable, and (iv) collectability is reasonably assured.

Online education services

The online education service provided by the Group to its customers is an integrated service, including audio-video course content, mock examinations and online chat rooms during the subscription period. Audio-video course content, mock examinations and online chat rooms are not practical to be sold on standalone basis and have never been sold separately.

The Group earns revenues by providing online education services to customers pursuant to two types of revenue models - non-refundable course model and refundable course model. For online courses using the non-refundable course model, revenues are recognized on a straight line basis over the subscription period from the month in which the customers enroll in the courses to the month in which subscribed courses terminate. For online courses using the refundable course model, if the customers complete the courses and fail the professional exams and their scores are within a range provided for in the agreement, they are entitled to either a full refund or the right to retake the course. The customers must notify the Group within a 15-day period after the professional examinations scores are released in order to be eligible for the refund or the right to retake the course. The proceeds from the refundable course model are initially recorded as “refundable fees”. Revenues are recognized upon the expiration of the customers’ right to receive a refund or ratably over the course period if the customer decides to retake the course before the expiration of such right.

Customers enroll for online courses mainly through the use of prepaid study cards which are purchased from distributors. The Group sells to its distributors prepaid study cards at a discount to the face value of the cards. Revenues are recorded using the after-discount-selling-price of the cards and recognized over the period the online course is available to the customer, which generally is from the enrollment date to the completion of the relevant professional examination date. Sales of prepaid study cards that are not activated for course enrollment are recognized as revenues upon expiration of the cards. Prepaid study cards that have been activated but have not been used to enroll online courses do not have an expiry date and will be deferred until they are used to enroll in online courses. Customers who enroll with the Company directly are eligible to a refund within a 7-day trial period. Revenues from direct enrollment with the Company are recognized over the period from the lapse of the 7-day trial period to the completion of the relevant professional examination date.

The Group may, at times, offer volume discounts to its distributors for purchases over a specified amount of prepaid cards during a specified period of time, generally, one year. The amount of future rebates relating to these volume discounts cannot be reasonably estimated and accordingly a deferred revenue balance is recognized for the maximum potential amount of volume discount. If the number of purchases specified in the volume discount provisions is not reached upon the expiry of the volume discount period, the deferred revenue relating to such volume discount for each study card is recognized as revenue over the remaining period the online course is available to the user who enrolls using the study card or recognized as revenue immediately if the related online course has been completed. Proceeds allocated to the rebate study cards that have never been activated for course enrollment are recognized as revenues upon expiration of the cards.

For the years ended September 30, 2009, 2010 and 2011, the Group recognized revenues before business tax and related surcharges in connection with expired study cards amounted to US$90, US$90 and US$103 respectively.

The online service is provided by Beijing Champion and its subsidiaries which are subject to approximately 3% business tax and related surcharges. The Group records revenues net of these taxes in the consolidated statement of operations. Such business tax and related surcharges for the years ended September 30, 2009, 2010 and 2011 were US$1,014, US$777 and US$918 respectively.

Books and reference materials

The Group sells books and reference materials to distributors and end users. Revenues relating to such sales are deferred until cash is collected. Inventory costs of products delivered to distributors for which revenues have been deferred are presented as “deferred costs” on the consolidated balance sheets.

The Group also sells books and reference materials together with study cards which allow the customers to take a certain number of on-line courses for no additional charge. These sales are considered arrangements with two deliverables, consisting of the delivery of books and reference material and the on-line courses service.

In October 2009, the FASB published FASB ASU 2009-13, Revenue Recognition (Topic 605) - Multiple-Deliverable Revenue Arrangements. The guidance establishes a selling price hierarchy for determining the selling price of a deliverable, which is based on: (a) vendor-specific objective evidence if available (“VSOE”); (b) third-party evidence (“TPE”) if vendor-specific objective is not available; or (c) estimated selling price (“ESP”) if neither vendor-specific objective evidence nor third-party evidence is available. The guidance required disclosures on how the application of the relative selling price method affects the timing and amount of revenue recognition. The Group prospectively adopted the guidance for multiple elements arrangements entered into on or after October 1, 2010 and allocates revenue to each deliverables based on their relative selling price. The adoption of the new guidance did not have a material impact on the Group’s financial statements.

Other revenues

Other revenues include sales of offline education services, courseware production services, platform production services, and others.

Revenues from offline training are recognized when the training courses are provided. For offline training sponsored by government authorities, the tuition fees of the training participants are subsidized by the government. Qualified enrollments and the fees to be earned cannot be determined until the confirmation from government authorities regarding the number of students and fees is received by the Company, which is after the completion of services. Therefore, revenues from such services are recognized upon cash receipt or the receipt of confirmations from government authorities, whichever is earlier.

Revenues from sales of courseware, which are designed and developed pursuant to the requests from customers, are recognized when the courseware or platforms are accepted by the customers. The Company has no significant remaining obligation with respect to the courseware or platforms upon the acceptance of the customers.

From time to time, the Group enters into arrangement to provide the development and maintenance of online platforms to its customers. After the development of online platforms, the Group provides support and maintenance services. The development of online platform and the support and maintenance services have never been sold separately and they do not have standalone value to the customers. Accordingly, revenues from such arrangement is accounted as a single unit of accounting and recognized ratably over the support and maintenance services period.

Revenues from other services, including magazine content production, advertising and consulting services, are recognized over the period when such services are provided.

Value added taxes

The Group is subject to PRC value added tax (“VAT”) generally at a rate of 13% on proceeds received from customers for sales related to books and reference materials, which reduces revenues, and are entitled to an offset for VAT paid for the books and reference materials as well as a portion of VAT paid related to purchase of fixed assets. Net VAT balance between input VAT and output VAT is recorded in either other current liabilities or other current assets on the consolidated balance sheets.

Cost of sales

Cost of online education services primarily includes the production costs of study cards, server and bandwidth leasing fees, lecturer fees, staff costs involved in the operation of online education services including network operation and maintenance, course production and tutor services and other direct costs of providing these services. These costs are expensed when incurred.

The cost of books and reference materials, including direct materials used for production of books, authorship fee and printing cost, are initially deferred and recorded as “deferred cost”. The deferred costs are recognized as cost of sales when the related revenue is recognized upon cash receipt.

5% business tax on technical and consulting service, software licensing and course production fees that Champion Technology and Champion Education Technology charge Beijing Champion is included in the cost of services.

Advertising expenditure

Advertising expenditure is expensed when incurred and are included in “selling expenses” in the consolidated statements of operations. Advertising expenses from continuing operations were US$1,997, US$1,123 and US$2,204, and those from discontinued operations were nil, US$132 and US$179, for the years ended September 30, 2009, 2010 and 2011, respectively.

Shipping and handling costs

Shipping and handling costs of books and reference materials are classified as a component of “selling expenses” in the consolidated statements of operations. Shipping and handling costs classified as selling expenses from continuing operations were US$382, US$327 and US$330, and those from discontinued operations were nil, US$4 and US$8, for the years ended September 30, 2009, 2010 and 2011, respectively.

Income taxes

Current income taxes are provided for in accordance with the laws of the relevant tax authorities. Deferred income taxes are recognized when temporary differences exist between the tax bases of assets and liabilities and their reported amounts in the financial statements. Net operating loss carry forwards and credits are applied using enacted statutory tax rates applicable to future years. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more-likely-than-not that a portion of or all of the deferred tax assets will not be realized. The components of the deferred tax assets and liabilities are individually classified as current and non-current based on their characteristics. The impact of an uncertain income tax position is recognized at the largest amount that is more-likely-than-not to be sustained upon audit by the relevant tax authority. An uncertain income tax position will not be recognized if it has less than a 50% likelihood of being sustained. Interest and penalties on income taxes will be classified as a component of the provisions for income taxes.

Share-based compensation

Share-based compensation with employees is measured based on the grant-date fair value of the equity instrument issued and recognized as compensation expense over the requisite service period, with a corresponding addition to paid-in capital. The Group recognizes compensation expense over the vesting term on a straight-line basis with the amount of compensation expense recognized at any date not less than the portion of the grant-date value of the option vested at that date.

Share-based compensation with non-employee is measured based on the fair value of options at the earlier of the performance commitment date or the date at which the non-employee’s performance is complete (hereafter referred to as the measurement date). The Group recognizes compensation expense using the graded vesting attribution method.

Share-based compensation awards which require the issuance of a variable number of shares to settle a fixed monetary amount are accounted for as liabilities.

Net income per share

Basic net income per share is computed by dividing income attributable to holders of ordinary shares by the weighted average number of ordinary shares outstanding during the period. Nonvested restricted shares are also participating securities as they enjoy identical dividend rights as ordinary shares. Accordingly, the Group uses the two-class method whereby undistributed net income is allocated on a pro rata basis to each participating share to the extent that each class may share in income for the period. Diluted net income per share reflects the potential dilution that could occur if securities or other contracts to issue ordinary shares were exercised or converted into ordinary shares. The dilutive effect of outstanding share-based awards is reflected in the diluted net income per share by application of the treasury stock method.

Business combinations

Business combinations are recorded using the purchase method of accounting. On October 1, 2009, the Group adopted a new accounting pronouncement with prospective application which made certain changes to the previous authoritative literature on business combinations. From October 1, 2009, the assets acquired, the liabilities assumed, and any noncontrolling interest of the acquiree at the acquisition date, if any, are measured at their fair values as of that date. Goodwill is recognized and measured as the excess of the total consideration transferred plus the fair value of any noncontrolling interest of the acquiree, if any, at the acquisition date over the fair values of the identifiable net assets acquired. Previously, any non-controlling interest was reflected at historical cost. Common forms of the consideration made in acquisitions include cash and common equity instruments. Consideration transferred in a business acquisition is measured at the fair value as at the date of acquisition.

Where the consideration in an acquisition includes contingent consideration the payment of which depends on the achievement of certain specified conditions post-acquisition, from October 1, 2009 the contingent consideration is recognized and measured at its fair value at the acquisition date and if recorded as a liability it is subsequently carried at fair value with changes in fair value reflected in earnings. For periods prior to October 1, 2009 contingent consideration was not recorded until the contingency was resolved.

In addition, upon the adoption of the accounting pronouncement regarding noncontrolling interests (see note 17), from October 1, 2009, changes in a parent’s ownership interest while the parent retains its controlling financial interest in its subsidiary are accounted for as equity transaction. Therefore, no gain or loss would be recognized and any difference between the fair value of the consideration received or paid and the amount by which the noncontrolling interest is adjusted is recognized in equity to the parent.

Comprehensive income (loss)

Comprehensive income (loss) includes net income and foreign currency translation adjustments. Comprehensive income (loss) is reported as a component of the consolidated statements of changes in equity and comprehensive income (loss).

Significant Risks and Uncertainties

Foreign currency risk

RMB is not a freely convertible currency. The State Administration for Foreign Exchange, under the authority of the People’s Bank of China, controls the conversion of RMB into foreign currencies. The value of RMB is subject to changes in central government policies and to international economic and political developments affecting supply and demand in the China Foreign Exchange Trading System market. The cash and cash equivalents of the Group including the continuing operations and discontinued operations included aggregate amounts of US$15,802 and US$16,716, which were denominated in RMB, at September 30, 2010 and 2011, respectively, representing 26.9% and 32.8% of the cash and cash equivalents at September 30, 2010 and 2011, respectively.

Concentration of credit risk

Financial instrument that potentially expose the Group to significant concentration of credit risk primarily consist of cash and cash equivalents, accounts receivable and funds receivable. As of September 30, 2011, substantially all of the Group’s cash and cash equivalents were deposited in financial institutions located in the PRC and Hong Kong. Accounts receivable are typically unsecured and are derived from revenue earned from customers in the PRC. The risk with respect to accounts receivable is mitigated by credit evaluations the Group performs on its customers and its ongoing monitoring process of outstanding balances. Funds receivable are unsecured and are held by external payment networks who collect fees from customers through online payment networks. The funds are transferred to the Group within one to three business days after payments are received by external payment networks. To mitigate the credit risk, the Group only engages large scale and reputable payment networks to collect fees on its behalf. The Group also monitors the timeliness and accuracy of funds transfer by the external payment networks and the credit worthiness of the external payment networks.

There are no revenues from customers which individually represent greater than 10% of the total net revenues for any year of the three years period ended September 30, 2011.

Primarily due to the long payment cycles of government agencies, the Group had two customers that accounted for 11.5% and 24.9% of the Group’s accounts receivable balances as of September 30, 2010, respectively, and two customers that accounted for 28.4% and 12.6% of the Group’s accounts receivable balances as of September 30, 2011, respectively.

Recently issued accounting pronouncements

In May 2011, the Financial Accounting Standard Board (“FASB”) issued an authoritative pronouncement on fair value measurement. The guidance is the result of joint efforts by the FASB and International Accounting Standards Board to develop a single, converged fair value framework. The guidance is largely consistent with existing fair value measurement principles in US GAAP. The guidance expands the existing disclosure requirements for fair value measurements and makes other amendments, mainly including:

•

Highest-and-best-use and valuation-premise concepts for nonfinancial assets – the guidance indicates that the highest-and-best-use and valuation-premise concepts only apply to measuring the fair value of nonfinancial assets.

•

Application to financial assets and financial liabilities with offsetting positions in market risks or counterparty credit risk – the guidance permits an exception to fair value measurement principles for financial assets and financial liabilities (and derivatives) with offsetting positions in market risks or counterparty credit risk when several criteria are met. When the criteria are met, an entity can measure the fair value of the net risk position.

•

Premiums or discounts in fair value measure – the guidance provides that premiums or discounts that reflect size as a characteristic of the reporting entity’s holding (specifically, a blockage factor that adjusts the quoted price of an asset or a liability because the market’s normal daily trading volume is not sufficient to absorb the quantity held by the entity) rather than as a characteristic of the asset or liability (for example, a control premium when measuring the fair value of a controlling interest) are not permitted in a fair value measurement.

•

Fair value of an instrument classified in a reporting entity’s stockholders’ equity – the guidance prescribes a model for measuring the fair value of an instrument classified in stockholders’ equity; this model is consistent with the guidance on measuring the fair value of liabilities.

•	Disclosures about fair value measurements – the guidance expands disclosure requirements, particularly for Level 3 inputs. Required disclosures include:

(i)	For fair value measurements categorized in Level 3 of the fair value hierarchy: (1) a quantitative disclosure of the unobservable inputs and assumptions used in the measurement, (2) a description of the valuation process in place (e.g., how the entity decides its valuation policies and procedures, as well as changes in its analyses of fair value measurements, from period to period), and (3) a narrative description of the sensitivity of the fair value to changes in unobservable inputs and interrelationships between those inputs.

(ii)	The level in the fair value hierarchy of items that are not measured at fair value in the statement of financial position but whose fair value must be disclosed.

The guidance is to be applied prospectively and is effective for interim and annual periods beginning after December 15, 2011, for public entities. Early application by public entities is not permitted. The Group does not expect the adoption of this guidance to have a significant effect on its consolidated financial statements.

In June 2011, the FASB issued an authoritative pronouncement to require an entity to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In both choices, an entity is required to present each component of net income along with total net income, each component of other comprehensive income along with a total for other comprehensive income, and a total amount for comprehensive income. The guidance eliminates the option to present the components of other comprehensive income as part of the statement of changes in stockholders’ equity. The guidance does not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. The guidance should be applied retrospectively. For public entities, the guidance is effective for fiscal years and interim periods within those years, beginning after December 15, 2011. Early adoption is permitted. The Group does not expect the adoption of this guidance to have a significant effect on its consolidated financial statements.

In September 2011, the FASB issued an authoritative pronouncement related to testing goodwill for impairment. The guidance is intended to simplify how entities, both public and nonpublic, test goodwill for impairment. The guidance permits an entity to first assess qualitative factors to determine whether it is “more likely than not” that the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step goodwill impairment test. The guidance is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. Early adoption is permitted, including for annual and interim goodwill impairment tests performed as of a date before September 15, 2011, if a public entity’s financial statements for the most recent annual or interim period have not yet been issued. The Group does not expect the adoption of this pronouncement to have a significant impact on its financial condition or results of operations.

In December 2011, the FASB issued an authoritative pronouncement related to Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update. This guidance allows the FASB to redeliberate whether to present on the face of the financial statements the effects of reclassifications out of accumulated other comprehensive income on the components of net income and other comprehensive income for all periods presented. While the FASB is considering the operational concerns about the presentation requirements for reclassification adjustments and the needs of financial statement users for additional information about reclassification adjustments, entities should continue to report reclassifications out of accumulated other comprehensive income consistent with the presentation requirements in effect before update the pronouncement issued in June 2011. The Group does not expect the adoption of this guidance to have a significant effect on its consolidated financial statements.

In December 2011, the FASB has issued an authoritative pronouncement related to Disclosures about Offsetting Assets and Liabilities. The guidance requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. An entity is required to apply the amendments for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. An entity should provide the disclosures required by those amendments retrospectively for all comparative periods presented. The Group does not expect the adoption of this pronouncement to have a significant impact on its financial condition or results of operations.

ACQUISITIONS	12 Months Ended
Sep. 30, 2011
ACQUISITIONS

3. ACQUISITIONS

Acquisition of Zhengbao Yucai

On March 10, 2009, Beijing Champion acquired the business of start-up training services from Beijing Yinglun Yucai Education Consulting Co., Ltd. (“Yinglun Yucai”) which was owned by Mr. Liang Ma. The acquired business is operated by Zhengbao Yucai, an entity established by Beijing Champion. Upon the completion of the acquisition, Beijing Champion transferred 40% equity interest of Zhengbao Yucai to Mr. Liang Ma.

The initial consideration for this acquisition was US$5,318 in cash, including US$56 of transaction costs, of which US$5,314 and US$4 were paid during the fiscal year 2009 and 2010 respectively.

In addition, the purchase agreement provides for further contingent consideration to be paid or received by Beijing Champion as follows:

•

For the fiscal year of 2009, if Zhengbao Yucai has a net income greater than RMB22,500 (approximately US$3,296), Beijing Champion will pay Mr. Liang Ma an additional cash consideration equal to 40% of the excess amount of net income over RMB22,500.

•

For the fiscal year of 2010, if Zhengbao Yucai has a net income greater than RMB47,000 (approximately US$6,881), Beijing Champion will pay Mr. Liang Ma an additional cash consideration equal to 30% of the excess amount of net income over RMB47,000.

•

If Zhengbao Yucai’s net income for the fiscal year of 2009 is less than RMB22,500 or for the fiscal year of 2010 is less than RMB47,000, Mr. Liang Ma will pay Beijing Champion a specified amount of cash which Mr. Liang Ma may settle in stock of Zhengbao Yucai.

The purchase agreement also includes the following call and put options:

•	If Zhengbao Yucai has a net loss for the fiscal year of 2009 or 2010, Beijing Champion has the option to sell its equity interest of Zhengbao Yucai back to Mr. Liang Ma for RMB43,200 in cash.

•

Beijing Champion has the option to acquire an additional 30% equity interest of Zhengbao Yucai in the next 5 years starting from the end of the fiscal year 2009 at a price equal to 30% of six times of the net income of Zhengbao Yucai for the preceding fiscal year. Zhengbao Yucai has the option to acquire up to 49% equity interest of Beijing Yinhong International Education Consulting Co. Ltd. (“Yinhong”), owned by Yinglun Yucai, within 3 years starting from February 15, 2009 at a price up to 49% of six times of the net income of Yinhong for the preceding fiscal year.

The following table presents the allocation of the purchase price to the fair values of the portion of the assets acquired and liabilities assumed on March 10, 2009, which were determined by the Group with the assistance of American Appraisal China Limited, an independent valuation firm.

		Amortization
	US$	period

Cash	2,854
Property, plant and equipment	138
Purchased call options	1,221
Other intangible assets:
Business contracts	476	3~5 years
Copyrights	586	5 years
Platform	195	3.5 years
Domain names	168	10~11 years
Software	311	3 years
Courseware	255	5 years
Deferred tax liability	(382)
Noncontrolling interest	(2,107)
Goodwill	1,603

Total consideration	5,318

Zhengbao Yucai incurred net losses for the fiscal years of 2009 and 2010. In addition, the Group noted that Mr. Liang Ma, the selling equity holder of Zhengbao Yucai, Yinglun Yucai, a company owned by Mr. Liang Ma, and Global Education Consortium Group Co., Limited, a company owned by Mr. Liang Ma’s wife engaged in competing businesses which is prohibited under the purchase agreement.

In January 2010, the Group filed an arbitration application with the China International Economic and Trade Arbitration Commission (“CIETAC”), against Mr. Liang Ma and its related parties (“the respondents”) for breach of the original purchase agreement.

As of September 30, 2010, the option to acquire equity interest in Yinhong was fully impaired by US$34 and the option to acquire equity interest in Zhengbao Yucai was impaired by US$128 for the year ended September 30, 2010.

On June 1, 2011, the CIETAC awarded the Group (i) US $571 compensation from the respondents, which was received on July 27, 2011 and was recorded as other operating income, and (ii) 40% equity interest of Zhengbao Yucai with no consideration from Mr. Liang Ma, which was recorded as equity transaction with no gain or loss recognized. Thereafter, the Group fully impaired the option to acquire equity interest in Zhengbao Yucai by US$1,115 to nil. (See note 11).

Acquisition of Champion Xinlixiang

On September 30, 2009, Champion Wangge acquired the Gaokao retake business from Mr. Junnan Ye and Mr. Xiujie Hu, two third-party individuals. The acquired business is operated by Champion Xinlixiang, an entity established by Champion Wangge. Upon the completion of the acquisition, Champion Wangge transferred 40% equity interest of Champion Xinlixiang to Mr. Junnan Ye and Mr. Xiujie Hu.

The initial consideration for this acquisition was US$2,379 in cash (RMB16,000), including US$37 of transaction costs, which was fully settled in the fiscal year of 2011.

In addition, the purchase agreement provides for further contingent consideration to be paid or received by Champion Wangge as follows:

•

For the fiscal year of 2010, if Champion Xinlixiang has a net income greater than RMB8,000 (approximately US$1,172), Champion Wangge will pay Mr. Junnan Ye and Mr. Xiujie Hu an additional cash consideration equal to 40% of the excess amount of net income over RMB8,000.

•

For the fiscal year of 2011, if Champion Xinlixiang has a net income greater than RMB16,000 (approximately US$2,344), Champion Wangge will pay Mr. Junnan Ye and Mr. Xiujie Hu an additional cash consideration equal to 30% of the excess amount of net income over RMB16,000.

•

If Champion Xinlixiang’s net income for the fiscal year of 2010 is less than RMB8,000 or for the fiscal year of 2011 is less than RMB16,000, Mr. Junnan Ye and Mr. Xiujie Hu will pay Champion Wangge a specified amount of cash which Mr. Junnan Ye and Mr. Xiujie Hu may settle in stock of Champion Xinlixiang.

The purchase agreement also included the following call and put options:

•

If Champion Xinlixiang has a net loss for the fiscal year of 2010 or 2011, Champion Wangge has the option to sell its equity interest of Champion Xinlixiang back to Mr. Junnan Ye and Mr. Xiujie Hu for RMB19,200 in cash.

•

Champion Wangge, beginning October 1, 2011, has the option to acquire an additional 40% equity interest of Champion Xinlixiang at a price equal to 40% of six times of the net income of Champion Xinlixiang for the preceding fiscal year. Mr. Junnan Ye and Mr. Xiujie Hu, beginning October 1, 2011, have the right to request Champion Wangge to purchase their equity interest of Champion Xinlixiang at the same price. Upon the refusal of Champion Wangge, the sellers have the right to sell their equity interest of Champion Xinlixiang to a third party at a price no lower than Champion Wangge’s purchase price.

The following table presents the allocation of the purchase price to the fair values of the portion of the assets acquired and liabilities assumed on September 30, 2009, which were determined by the Group with the assistance of American Appraisal China Limited, an independent valuation firm.

		Amortization
	US$	period

Accounts receivable	1,968
Purchased call option	669
Other intangible assets:
Non-compete agreement	650	15 years
Supplementary domain names	1	10 years
Deferred revenue	(1,617)
Deferred tax liability	(330)
Income tax payable	(61)
Other payables	(107)
Noncontrolling interest	(937)
Goodwill	2,143

Total consideration	2,379

The purchased call option to acquire additional equity interest in Champion Xinlixiang was recorded at fair value at the acquisition date. Since it is not a derivative because the net settlement criterion is not met, the purchased call option is not subsequently marked to market. As Champion Xinlixiang incurred a net loss in the fiscal year of 2010, pursuant to the terms of the original purchase agreement, the selling equity holders surrendered their 40% equity interest of US$911 in Champion Xinlixang to the Group for no consideration on October 1, 2010. As a result, the purchase call option was impaired by US$ 477 and US$201 in fiscal years of 2010 and 2011, respectively, (see Note 11).

On September 27, 2011, the Group decided to discontinue its Gaokao retake education services business (see note 4).

No supplemental information on a pro forma basis has been presented for the above acquisitions as such information is not available without unreasonable effort and cost.

DISCONTINUED OPERATIONS	12 Months Ended
Sep. 30, 2011
DISCONTINUED OPERATIONS

4. DISCONTINUED OPERATIONS

Gaokao retake business operated by Champion Xinlixiang has been in a loss position. As a result, on September 27, 2011, the Company decided to discontinue operations of Gaokao retake business and put the related assets and business up for sale. The Company has a plan to sell this operation before September 1, 2012. Financial statements for fiscal years of 2009 and 2010 have been adjusted to present the operations of Champion Xinlixiang as a discontinued operation.

In conjunction with the discontinuance of operations, the Company recorded an impairment loss of US$2,063 in fiscal year 2011 to write down the related carrying amounts of its assets to their fair values less cost to sell. The assets and liabilities of the discontinued operations are presented separately under the captions “Current (Long-term) assets of discontinued operations” and “Current (Non-current) liabilities of discontinued operations,”, in the accompanying consolidated balance sheets at September 30, 2010 and 2011, respectively and consist of the following:

	As of September 30,
	2010	2011
	US$	US$

Current assets of discontinued operations:
Cash and cash equivalents	1,450	1,209
Accounts receivable, net	2,905	14
Prepayment and other current assets	271	309
Property, plant and equipment, net	—	774

	4,626	2,306

Long-term assets of discontinued operations:
Property, plant and equipment, net	722	—
Goodwill	764	—
Other intangible assets, net	343	—
Purchased call option	200	—

	2,029	—

Current liabilities of discontinued operations:
Accrued expenses and other liabilities	2,839	548
Income tax payable	147	126
Deferred revenue, current portion	1,309	1,186

	4,295	1,860

Non-current liabilities of discontinued operations:
Deferred tax liabilities-non-current portion	136	—

Summarized operating results from the discontinued operations included in the Group’s consolidated statement of operations were as follows for the years ended September 30, 2009, 2010 and 2011:

	Years ended September 30,
	2009	2010	2011
	US$	US$	US$

Revenues	—	2,167	1,776
Pre-tax profit (loss) from discontinued operations	2	(2,202)	(3,444)
Income tax expense	—	116	144
Income (loss) from discontinued operations, net of tax	2	(2,086)	(3,300)
Net loss of discontinued operations attributable to noncontrolling interest, net of tax	—	33	—
Net (loss) income from discontinued operations attributable to China Distance Education Holding
Limited, net of tax	2	(2,053)	(3,300)

All notes to the accompanying consolidated financial statements have been retrospectively adjusted to reflect the effect of the discontinued operations, where applicable.

ACCOUNTS RECEIVABLE, NET	12 Months Ended
Sep. 30, 2011
ACCOUNTS RECEIVABLE, NET

5. ACCOUNTS RECEIVABLE, NET

Accounts receivable, net consisted of the following:

	As of September 30,
	2010	2011
	US$	US$

Accounts receivable	6,248	7,851
Less: allowance for doubtful accounts	(2,236)	(3,190)

Accounts receivable, net	4,012	4,661

The allowance for doubtful accounts as of September 30, 2010 and 2011 were primarily related to accounts receivables of government agencies which have been outstanding for more than a year and are probably uncollectable.

Movement of allowance for doubtful accounts was as follows:

	As of September 30,
	2010	2011
	US$	US$

Balance at beginning of year	—	2,236
Charged to expenses	2,197	824
Foreign currency adjustment	39	130

Balance at end of the year	2,236	3,190

INVENTORIES, NET	12 Months Ended
Sep. 30, 2011
INVENTORIES, NET

6. INVENTORIES, NET

Inventories consisted of the following:

	As of September 30,
	2010	2011
	US$	US$

Finished goods	416	285
Raw materials	183	78

	599	363

Inventories provision as of September 30, 2009, 2010 and 2011 were US$3, US$2 and US$3, respectively.

PREPAYMENT AND OTHER CURRENT ASSETS	12 Months Ended
Sep. 30, 2011
PREPAYMENT AND OTHER CURRENT ASSETS

7. PREPAYMENT AND OTHER CURRENT ASSETS

Prepayment and other current assets consisted of the following:

		As of September 30,
	Notes	2010	2011
		US$	US$

Advance to the suppliers	(1)	143	1,585
Prepaid expenses		668	618
Refundable prepayments	(2)	306	320
Funds receivable	(3)	307	245
Prepaid course remuneration		119	—
Deposits		59	56
Others		437	357
Less: allowance for doubtful accounts	(2)	—	(320)

Prepayment and other current assets, net		2,039	2,861

(1)	Advance to the suppliers represents interest-free cash deposits paid to suppliers for future purchase of raw materials and finished goods. The risk of loss arising from non-performance by or bankruptcy of the suppliers is assessed prior to making the deposits and is monitored on a regular basis by management. A charge to cost of sales will be recorded in the period in which a loss is incurred. To date, the Group has not experienced any loss of advances to suppliers.
(2)	The group prepaid a refundable fee to a government agency in 2010 as a sponsor of ITAT contest which was subsequently cancelled. In 2011, the Group recorded a full allowance as such prepaid amount has been outstanding for more than a year and is probably uncollectable.
(3)	Funds receivable arise due to the time taken to clear customers’ payment transactions through external payment networks. When customers remit fees to the Group via external payment networks using their bank account or credit card, there is a clearing period before the cash is received by the Group which usually takes one to three business days. These fees are treated as a receivable until the cash is received.

PROPERTY, PLANT AND EQUIPMENT, NET	12 Months Ended
Sep. 30, 2011
PROPERTY, PLANT AND EQUIPMENT, NET

8. PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment consisted of the following:

	As of September 30,
	2010	2011
	US$	US$

Buildings	4,840	5,077
Electronic and office equipment	5,065	6,020
Leasehold improvement and building improvement	1,034	917
Motor vehicles	573	1,293

Total	11,512	13,307
Less: Accumulated depreciation	(3,430)	(4,721)

	8,082	8,586

Depreciation expenses from continuing operations were US$930, US$1,142 and US$1,309, and from discontinued operations were nil, US$15 and US$140, for the years ended September 30, 2009, 2010 and 2011, respectively.

GOODWILL	12 Months Ended
Sep. 30, 2011
GOODWILL

9. GOODWILL

Goodwill was comprised of the following:

	Online education service	Start-up training service	Total
	US$	US$	US$
Gross amount
Balance as of September 30, 2009	5,272	1,614	6,886

Foreign currency adjustment	105	33	138

Balance as of September 30, 2010	5,377	1,647	7,024

Foreign currency adjustment	265	114	379

Balance as of September 30, 2011	5,642	1,761	7,403

The Group tested its goodwill for impairment at the following reporting units level.

Online education service - This reporting unit provides online education services to its customers located in the PRC. It includes all the subsidiaries, the VIE and VIE’s subsidiaries of the Group except for Zhengbao Yucai and Champion Xinlixiang. The goodwill arising from the acquisitions of the entities under this reporting unit is fully allocated to this reporting unit.

Start-up training service - This reporting unit provides start-up training services to the Group’s customers located the PRC. It includes Zhengbao Yucai. The goodwill arising from the acquisitions of 60% equity interest in Zhengbao Yucai is fully allocated to this reporting unit.

Goodwill is tested for impairment annually or more frequently if events or changes in circumstances indicate that it might be impaired. The Group has not recorded any impairment of goodwill on online education service and start-up training service.

The reporting unit of Gaokao retake business was discontinued and accordingly the related goodwill was fully impaired at the end of fiscal year 2011. (See note 4).

OTHER INTANGIBLE ASSETS, NET	12 Months Ended
Sep. 30, 2011
OTHER INTANGIBLE ASSETS, NET

10. OTHER INTANGIBLE ASSETS, NET

Other intangible assets consisted of the following:

	As of September 30,
	2010	2011
	US$	US$

Computer software	1,803	2,278
Trademarks and domain names	1,251	1,337
Website	97	102
Courseware	446	468
Business contracts	486	510
Copyrights	597	627
Platform	199	208
Total intangible assets	4,879	5,530
Less: Accumulated amortization
Computer software	(887)	(1,369)
Trademarks and domain names	(443)	(585)
Website	(80)	(92)
Courseware	(266)	(334)
Business contracts	(172)	(296)
Copyrights	(186)	(320)
Platform	(88)	(152)

Accumulated amortization	(2,122)	(3,148)

Intangible assets, net	2,757	2,382

Amortization expenses from continuing operations were US$579, US$809 and US$900, and from discontinued operations were nil, US$42 and US$26, for the years ended September 30, 2009, 2010 and 2011, respectively.

The estimated amortization expenses for the above other intangible assets for each of the following fiscal years are as follows

Amortization
US$

2012	834
2013	652
2014	375
2015	219
2016	143
2017 and thereafter	159

2,382

The intangibles related to non-compete agreement of Gaokao retake business has been fully impaired due to the discontinuance of Gaokao retake business. (See note 11).

FAIR VALUE MEASUREMENT	12 Months Ended
Sep. 30, 2011
FAIR VALUE MEASUREMENT

11. FAIR VALUE MEASUREMENT

The Group’s financial instruments consist of cash equivalents, term deposits, restricted cash, accounts receivable, other current assets, and other liabilities. The carrying amounts of these instruments approximate their fair values due to their short-term maturity.

The Group reviews goodwill for impairment annually or more frequently if events or changes in circumstances indicate the possibility of impairment. For the continuing operations, other intangible assets, purchased call options and other long-lived assets are measured at fair value on a nonrecurring basis when there is an indicator of impairment, and they are recorded at fair value only when impairment is recognized. For discontinued operations, such long-lived assets are measured at the lower of carrying amount or fair value less cost to sell.

These assets, as presented below are considered Level 3 assets because the Group used unobservable inputs, reflecting the Group’s assessment of the assumptions market participants would use in valuing these assets.

Zhengbao Yucai	Purchased call options (acquisition of 30% interest in Zhengbao Yucai)
US$

Balance as of September 30, 2009	1,222
Impairment during the year	(162)
Foreign currency adjustment	23

Balance as of September 30, 2010	1,083
Impairment during the year	(1,115)
Foreign currency adjustment	32

Balance as of September 30, 2011	—

Based on an impairment test performed as of September 30, 2010, the purchased call options to acquire 40% equity interest in Zhengbao Yucai were impaired by US$162. As of September 30, 2011, the purchased call options acquired with the acquisitions of Zhengbao Yucai were written down to zero, because the Group acquired the additional 40% equity interest of Zhengbao Yucai in 2011 with no consideration. (See note 3)

Champion Xinlixiang-Gaokao Retake business	Goodwill		Property plant and equipment		Non-compete agreement		Purchased call options (acquisition of 40% interest in Champion Xinlixiang)
	US$		US$		US$		US$

Balance as of September 30, 2009	2,144		—		651		670
Addition during the year	—		725		—		—
Amortization during the year	—		(17)		(34)		—
Impairment during the year	(1,407	) (1)	—		(274	) (2)	(477	) (4)
Foreign currency adjustment	27		14		—		7

Balance as of September 30, 2010	764		722		343		200
Addition during the year	—		1,110		—		—
Amortization during the year	—		(140)		(25)		—
Impairment during the year	(758	) (1)	(973	) (3)	(332	) (3)	(201	) (4)
Foreign currency adjustment	(6)		55		13		1

Balance as of September 30, 2010	—		774		—		—

(1)	The Group used the discounted cash flow (“DCF’) method of the income approach to assess the fair value of each reporting unit. The discounted cash flow for each reporting unit was projected based on financial forecast developed by management for planning purposes. Cash flows beyond the forecast periods were estimated using a terminal value calculation, which incorporated historical and forecasted financial trends for each reporting unit. Publicly available information regarding the market capitalization of the Group was also considered in assessing the reasonableness of the aggregate fair value of all the reporting units estimated using the income approach valuation methodology. Based on the goodwill impairment test as of September 30, 2010 and 2011, an impairment loss of US$1,407 and US$758 was recorded for Gaokao retake business.
(2)	Measured at lower of carrying amount or fair value, the non-compete agreement was impaired by US$274 during the year ended September 30, 2010.
(3)	Measured at the lower of carrying amount or fair value less cost to sell, the property plant, equipment and non-compete agreement were impaired by US$973 and US$332 during the year ended September 30, 2011, respectively.
(4)	The purchased call options acquired with the acquisitions of Champion Xinlixiang were re-measured using binomial model at September 30, 2010, and the option to purchase additional equity interest in Champion Xinlixiang was impaired by US$477. As of September 30, 2011, such purchased call option was fully impaired because the Group acquired the 40% equity interest for no consideration on October 1, 2010. (See Note 3)

DEPOSITS FOR NON-CURRENT ASSETS	12 Months Ended
Sep. 30, 2011
DEPOSITS FOR NON-CURRENT ASSETS	12. DEPOSITS FOR NON-CURRENT ASSETS Deposits for non-current assets consisted of the following:

	As of September 30,
	2010	2011
	US$	US$

Deposit for purchase of property, plant and equipment	—	242

	—	242

OTHER NON-CURRENT ASSETS	12 Months Ended
Sep. 30, 2011
OTHER NON-CURRENT ASSETS

13. OTHER NON-CURRENT ASSETS

Other non-current assets consisted of the following:

	As of September 30,
	2010	2011
	US$	US$

Long-term prepaid expenses	624	129
Rental deposits	108	587
Others	12	13

	744	729

Long-term prepaid expenses represent prepaid service fee for obtaining government authorization to provide the ITAT program, an information technique application training program, for a period of ten years. The amortization of the long term prepaid expenses was included in “cost of sales” on the consolidated statements of operations.

Rental deposits represent office rental deposits for the Group’s daily operations. These deposits are classified as non-current deposits since they will not be refunded within one year.

ACCRUED EXPENSES AND OTHER LIABILITIES	12 Months Ended
Sep. 30, 2011
ACCRUED EXPENSES AND OTHER LIABILITIES

14. ACCRUED EXPENSES AND OTHER LIABILITIES

The components of accrued expenses and other liabilities are as follows:

	As of September 30,
	2010	2011
	US$	US$

Accrued expenses	1,786	2,172
Salary and welfare payable	1,199	1,414
Other payable	380	1,235
Remuneration payable to lecturers	295	1,523
Uncertain income tax liabilities (Note 18)	162	170

	3,822	6,514

Other payable mainly represents other tax liabilities including business tax payable, value-added tax payable and withholding individual income tax payable.

ORDINARY SHARES	12 Months Ended
Sep. 30, 2011
ORDINARY SHARES

15. ORDINARY SHARES

All share and per share data before January 11, 2008, the inception date of the Company, are presented to give retroactive effect to the share exchange between CDEL Hong Kong and the Company at a ratio of 1,000 shares in the Company to 1 share in CDEL Hong Kong.

On August 4, 2008, the Company completed its initial public offering of 35,000,000 ordinary shares. Immediately prior to the initial public offering, 12,996,000 Series A Shares were converted into 14,963,594 ordinary shares.

On November 20, 2008, the Company’s board of directors approved a share repurchase program effective November 20, 2008. Under the approved program, the Company is authorized to repurchase up to US$10 million worth of its issued and outstanding ADSs from time to time in open-market transactions on NYSE. On April 29, 2011, the Company’s board of directors approved additional share repurchase up to US$10 million worth of its issued and outstanding ADSs. During the years ended September 30, 2010 and 2011, the Company repurchased 1,909,600 and 9,223,188 ordinary shares for total considerations of US$2,172 and US$8,138, respectively. Such shares were immediately canceled after the repurchase.

RESTRICTED NET ASSETS	12 Months Ended
Sep. 30, 2011
RESTRICTED NET ASSETS

16. RESTRICTED NET ASSETS

Relevant PRC statutory laws and regulations permit payments of dividends by the Group’s PRC subsidiaries only out of their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. The results of operations reflected in the financial statements prepared in accordance with U.S. GAAP differ from those reflected in the statutory financial statements of the Company’s subsidiaries.

In accordance with the Regulations on Enterprises with Foreign Investment of China and their articles of association, a foreign invested enterprise established in the PRC is required to provide certain statutory reserves, namely general reserve fund, the enterprise expansion fund and staff welfare and bonus fund which are appropriated from net profit as reported in the enterprise’s PRC statutory accounts, which is presented at cumulative deficits accounts in equity section of balance sheet. A wholly-owned foreign invested enterprise is required to allocate at least 10% of its annual after-tax profit to the general reserve until such reserve has reached 50% of its respective registered capital based on the enterprise’s PRC statutory accounts. Appropriations to the enterprise expansion fund and staff welfare and bonus fund are at the discretion of the board of directors for all foreign invested enterprises. The aforementioned reserves can only be used for specific purposes and are not distributable as cash dividends. Champion Technology and Champion Education Technology were established as wholly-owned foreign invested enterprises and therefore are subject to the above mandated restrictions on distributable profits.

Additionally, in accordance with the Company Law of the PRC, a domestic enterprise is required to provide statutory common reserve at least 10% of its annual after-tax profit until such reserve has reached 50% of its respective registered capital based on the enterprise’s PRC statutory accounts. A domestic enterprise is also required to provide for discretionary surplus reserve, at the discretion of the board of directors, from the profits determined in accordance with the enterprise’s PRC statutory accounts. The aforementioned reserves can only be used for specific purposes and are not distributable as cash dividends. Beijing Champion was established as a domestic invested enterprise and therefore is subject to the above mandated restrictions on distributable profits.

As a result of these PRC laws and regulations, appropriation to the statutory reserve amounted to US$1,053, US$1,076 and US$2,388 for the years ended September 30, 2009, 2010 and 2011, respectively. As of September 30, 2011, the aggregate amount of net assets of the relevant subsidiaries, VIE and VIE’s subsidiaries in the Group not available for distribution was US$15,612.

NONCONTROLLING INTERESTS	12 Months Ended
Sep. 30, 2011
NONCONTROLLING INTERESTS

17. NONCONTROLLING INTERESTS

Effective October 1, 2009, the Group adopted authoritative guidance regarding noncontrolling interests, which clarifies that a noncontrolling interests in a subsidiary is an ownership interest in the consolidated entity and should be reported as equity on the financial statements. The authoritative guidance requires consolidated net income to be reported at amounts that include the amounts attributable to both the parent and the noncontrolling interests. Furthermore, disclosure of the amounts of consolidated net income attributable to the parent and to the noncontrolling interests is required on the face of the financial statements.

On March 10, 2009, Beijing Champion acquired 60% of the equity interest in start-up training services. On September 30, 2009, Champion Wangge acquired 60% of the equity interest in Gaokao retake business. The Group’s noncontrolling interests represented 40% of the equity interest in start-up training service (Zhengbao Yucai) and Gaokao retake business (Champion Xinlixiang), respectively.

On June 1, 2011, the Group obtained 40% equity interest of Zhengbao Yucai through arbitration with no consideration, which was accounted for as equity transaction with no gain or loss recognized. (See note 3)

On October 1, 2010, as Champion Xinlixiang incurred a net loss in year 2010, pursuant to the terms of the original purchase agreement, the selling equity holders transferred their 40% equity interest in Champion Xinlixiang to the Group for no consideration. The acquisition was accounted for as equity transaction with no gain or loss recognized. (See note 3).

	Start-up training business	Gaokao retake business	Total
	US$	US$	US$

Balance as of September, 30, 2008	—	—	—
Noncontrolling interest arising from acquisition of start-up training business	2,110	—	2,110
Noncontrolling interest arising from acquisition of Gaokao retake business	—	937	937
Net loss for the year	(82)	—	(82)
Foreign currency translation adjustments	(2)	—	(2)

Balance as of September 30, 2009	2,026	937	2,963

Net loss for the year	(911)	(33)	(944)
Foreign currency translation adjustments	11	7	18

Balance as of September 30, 2010	1,126	911	2,037

Net loss for the year	(303)	—	(303)
Foreign currency translation adjustments	33	—	33
Acquisition of noncontrolling interest of start-up training business	(856)	—	(856)
Acquisition of noncontrolling interest of Gaokao retake business	—	(911)	(911)

Balance as of September 30, 2011	—	—	—

TAXATION	12 Months Ended
Sep. 30, 2011
TAXATION

18. TAXATION

Cayman Islands

Under current law of Cayman Islands, the Company is not subject to income or capital gains taxes. In addition, dividends payments are not subject to tax withholding in the Cayman Islands.

Hong Kong

CDEL Hong Kong and PENCIL have not recorded tax provision for Hong Kong profits tax as the companies have not had assessable profits arising in or derived from Hong Kong.

China

The Enterprise Income Tax Law (the “EIT Law”) of the PRC, which took effect on January 1, 2008, has applied a uniform 25% enterprise income tax rate to all resident enterprise in China, including foreign invested enterprises.

In 2008, Beijing Champion and Champion Technology qualified as “high and new technology enterprise strongly supported by the State” (“HNTE”) under the EIT Law, and therefore, were entitled to preferential income tax rates. Beijing Champion is subject to the tax rate of 15% from 2008 through 2010. Champion Technology is subject to the tax rate of 7.5% for 2008 through 2009 and 15% for 2010.

The HNTE status is valid for three years and qualifying entities can then apply to renew for an additional three years provided that the company’s business operations continue to qualify for HNTE status. In October 2011, Beijing Champion and Champion Technology renewed the HNTE qualification, and therefore, were continually entitled to the preferential income tax rate of 15% in years 2011 through 2013.

In general, the PRC tax authorities have up to five years to conduct examinations of the PRC entities’ tax filings. Accordingly, the PRC entities’ tax years from 2006 to 2010 remain subject to examination by the tax authorities.

Income (loss) before income taxes from continuing operations consisted of:

	Years ended September 30,
	2009	2010	2011
	US$	US$	US$

Non - PRC	(4,668)	(5,030)	(6,873)
PRC	7,250	4,849	7,039

	2,582	(181)	166

The current and deferred components of the income tax benefit/(expense) from continuing operations appearing in the consolidated statements of operations are as follows:

	Years ended September 30,
	2009	2010	2011
	US$	US$	US$

Current tax expense	148	1,044	1,948
Deferred tax (benefit)/expense	1,330	(469)	(977)

	1,478	575	971

The reconciliation of the effective tax rate and the statutory income tax rate applicable to PRC operations is as follows:

	Years ended September 30,
	2009	2010	2011
	US$	US$	US$

(Loss)/Income before taxes	2,582	(181)	166

Income tax expense/(benefit) computed at applicable tax rates of 25%	646	(45)	42
Effect of different tax rates in different jurisdictions	1,107	1,224	1,667
Non-deductible expenses	177	223	260
Effect of tax holidays	(988)	(936)	(860)
Effect of tax rate changes	500	—	—
Effect of valuation allowances	132	109	(138)
Decrease in unrecognized tax benefit balance	(96)	—	—

	1,478	575	971

Effective income tax rate	57.24%	(317.68%)	584.94%

The authoritative guidance requires that the Group recognizes the impact of a tax position in the financial statements if that position is more likely than not of being sustained upon audit by the tax authority, based on the technical merits of the position. Under PRC laws and regulations, arrangements and transactions among related parties may be subject to examination by the PRC tax authorities. If the PRC tax authorities determine that the contractual arrangements among related companies do not represent a price under normal commercial terms, they may make adjustments to the companies’ income and expenses. A transfer pricing adjustment could result in additional tax liabilities.

As a result of the Group’s assessment of its tax positions, the unrecognized tax benefit was recorded US$159, US$ 163 and US$ 170 as of September 30, 2009, 2010 and 2011, respectively. The subsequent changes of the unrecognized tax benefit were due to foreign currency adjustment.

Reconciliation of accrued unrecognized tax benefits is as follows:

Unrecognized tax benefits

Balance - September 30, 2009	159
Foreign currency adjustment	3

Balance - September 30, 2010	162
Foreign currency adjustment	8

Balance - September 30, 2011	170

The unrecognized tax benefits would impact the effective tax rate, if recognized in connection with the normal tax return preparation. It is possible that the amount of unrecognized tax benefits will change in the next twelve months. However, an estimate of the range of the possible change cannot be made at this time.

The aggregate amount and per share effect of the tax holidays are as follows:

	Years ended September 30,
	2009	2010	2011
	US$	US$	US$

The aggregate amount of tax holidays	988	936	860

The aggregate effect on basic and diluted net income per share:
- Basic	0.01	0.01	0.01

- Diluted	0.01	0.01	0.01

Deferred taxes reflect the tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The components of deferred taxes from continuing operations are as follows:

	As of September 30,
	2010	2011
	US$	US$

Current deferred tax assets
Payroll payable	176	217
Accrued expenses	185	439
Allowance for doubtful accounts	523	822
Net operating loss carry-forwards	133	78

Total current deferred tax assets	1,017	1,556

Less: valuation allowance	(1)	—

Current deferred tax assets, net	1,016	1,556

Non-current deferred tax assets
Intangible assets	147	116
Property, plant and equipment	143	147
Net operating loss carry-forwards	628	670

Total non-current deferred tax assets	918	933

Less: valuation allowance	(236)	(66)

Non-current deferred tax assets, net	682	867

Non-current deferred tax liabilities
Intangible assets	258	199
Purchased call option	271	—

Total non-current deferred tax liabilities	529	199

Uncertainties exist with respect to how the current income tax law in the PRC applies to the Group’s overall operations, and more specifically, with regard to tax residency status. The New EIT Law includes a provision specifying that legal entities organized outside of the PRC will be considered residents for Chinese Income tax purposes if the place of effective management or control is within the PRC. The implementation rules to the New EIT Law provide that non-resident legal entities will be considered PRC residents if substantial and overall management and control over the manufacturing and business operations, personnel, accounting and properties, occurs within the PRC. Despite the present uncertainties resulting from the limited PRC tax guidance on the issue, the Group does not believe that the legal entities organized outside of the PRC within the Group should be treated as residents for EIT law purposes. If the PRC tax authorities subsequently determine that the Company and its subsidiaries registered outside the PRC should be deemed resident enterprises, the Company and its subsidiaries registered outside the PRC will be subject to the PRC income taxes, at a rate of 25%.

If any entity within the Group that is outside the PRC were to be a non-resident for PRC tax purposes dividends paid to it out of profits earned after January 1, 2008 would be subject to a withholding tax at a rate of 10%, subject to reduction by an applicable tax treaty with the PRC.

Aggregate undistributed earnings of the Company’s subsidiaries located in the PRC that are available for distribution at September 30, 2011 are considered to be indefinitely reinvested and accordingly, no provision has been made for the Chinese dividend withholding taxes that would be payable upon the distribution of those amounts to any entity within the Group that is outside the PRC.

The Group does not have any present plan to pay any cash dividends on its ordinary shares in the foreseeable future. It intends to retain most of its available funds and any future earnings for use in the operation and expansion of its business. As of September 30, 2011, the Group has not declared any dividends.

EMPLOYEE DEFINED CONTRIBUTION PLAN	12 Months Ended
Sep. 30, 2011
EMPLOYEE DEFINED CONTRIBUTION PLAN

19. EMPLOYEE DEFINED CONTRIBUTION PLAN

Full time employees of the Group in the PRC participate in a government mandated defined contribution plan, pursuant to which certain pension benefits, medical care, employee housing fund and other welfare benefits are provided to employees. Chinese labor regulations require that the PRC subsidiaries of the Group make contributions to the government for these benefits based on certain percentages of the employees’ salaries. The Group has no legal obligation for the benefits beyond the contributions made. The total amounts for such employee benefits, which were expensed as incurred, were US$1,350, US$1,915 and US$2,464 for the years ended September 30, 2009, 2010 and 2011, respectively. Employee benefits from continuing operations were US$1,350, US$1,842 and US$2,412, and from discontinued operations were nil, US$73 and US$52 for the years ended September 30, 2009, 2010 and 2011, respectively.

Obligations for contributions to defined contribution retirement plans for full-time employee in Hong Kong, including contributions payable under the Hong Kong Mandatory Provident Fund Schemes Ordinance, are recognized as expenses in the income statement as incurred. The total amounts for such employee benefits were US$2, US$2 and US$2 for the years ended September 30, 2009, 2010 and 2011, respectively.

COMMITMENTS AND CONTINGENCIES	12 Months Ended
Sep. 30, 2011
COMMITMENTS AND CONTINGENCIES

20. COMMITMENTS AND CONTINGENCIES

Operating lease commitments

Future minimum payments under non-cancelable operating leases related to offices, servers and bandwidth with initial terms of one-year or more consisted of the following at September 30, 2011:

US$
Years ending September 30,
2012	2,941
2013	2,105
2014	204

5,250

Payments under operating leases are expensed on the straight-line basis over the periods of their respective leases. The terms of the leases do not contain rent escalation or contingent rents. For the years ended September 30, 2009, 2010 and 2011, total rental expenses from continuing operations for all operating leases amounted to US$1,555, US$2,686 and US$2,844, respectively. Rental expenses from discontinued operations for all operating leases amounted to nil, US$789 and US$750, respectively.

Legal contingencies

The group is a party in potential claims arising in the ordinary course of business. The Group does not believe that the resolution of these matters will have a material adverse effect on its financial position or results of operations.

SEGMENT REPORTING	12 Months Ended
Sep. 30, 2011
SEGMENT REPORTING

21. SEGMENT REPORTING

The Group operates and manages its business as a single segment that includes primarily the provision of online and offline education services and selling of related products.

The revenues attributable to the different service and product groups are as follows:

	Years ended September 30,
	2009	2010	2011
	US$	US$	US$

Online education services	22,279	23,982	30,788
Books and reference materials	2,709	3,939	4,743
Offline education services	2,576	1,557	2,907
Others	2,557	3,101	3,126

	30,121	32,579	41,564

Online education services accounted for 74.1%, 73.6% and 74.0% of the Group’s total net revenue for the years ended September 30, 2009, 2010 and 2011, respectively. Any significant reduction in sales from this service could have a substantial negative impact on the Group’s results of operations.

Geographic disclosures:

As the Group primarily generates its revenues from customers in the PRC, no geographical segments are presented. All of the Group’s long-lived assets are located in the PRC.

NET (LOSS) INCOME PER SHARE	12 Months Ended
Sep. 30, 2011
NET (LOSS) INCOME PER SHARE

22. NET (LOSS) INCOME PER SHARE

Basic and diluted net (loss) income per share for each of the periods presented were calculated as follows:

	Years ended September 30,
	2009	2010	2011
	US$	US$	US$

Numerator:
Income (loss) from continuing operations	1,186	155	(502)
Income (loss) from discontinued operations, net of tax	2	(2,053)	(3,300)
Net (loss) income	1,188	(1,898)	(3,802)
- allocated to ordinary Share - basic	1,188	(1,898)	(3,800)
-allocated to nonvested restricted share - basic	—	—	(2)

Denominator:
Weighted average number of ordinary shares outstanding	140,260,811	138,232,493	133,489,261
Weighted average number of nonvested restricted share	—	—	82,466
Plus incremental weighted average ordinary shares from assumed exercise of share options using the treasury stock method	215,130	—	—

Weighted average ordinary shares outstanding used in computing diluted net income per share	140,475,941	138,232,493	133,571,727

Basic net (loss) income per share
Basic from continuing operations	0.01	—	—
Basic from discontinued operations (net of tax)	—	(0.01)	(0.03)

Basic	0.01	(0.01)	(0.03)

Basic net (loss) income per nonvested restricted share
Basic from continuing operations	—	—	—
Basic from discontinued operations (net of tax)	—	—	(0.03)

Basic	—	—	(0.03)

Diluted net (loss) income per share
Diluted from continuing operations	0.01	—	—
Diluted from discontinued operations (net of tax)	—	(0.01)	(0.03)

Diluted	0.01	(0.01)	(0.03)

Basic net (loss) income per share
- allocated to ordinary Share - basic	0.01	(0.01)	(0.03)
-allocated to nonvested restricted share - basic	—	—	(0.03)
Diluted	0.01	(0.01)	(0.03)

SHARE INCENTIVE PLAN	12 Months Ended
Sep. 30, 2011
SHARE INCENTIVE PLAN

23. SHARE INCENTIVE PLAN

Share options

On April 18, 2008, the Company’s shareholders approved the “China Distance Education Holdings Limited Share Incentive Plan” (the “Prior Plan”), which permits the grant of share options and shares to its employees and non-employees (the “Participants”). The maximum number of ordinary shares that may be delivered pursuant to compensatory awards granted to the “Participants” under the Prior Plan should not exceed 11,652,556 ordinary shares of par value US$0.0001 per share. On July 2, 2008, the Company’s shareholders approved the “China Distance Education Holdings Limited 2008 Performance Incentive Plan” (the “New Plan”). Subject to any amendment of the New Plan, the maximum number of ordinary shares that may be issued pursuant to the New Plan is equal to 5% of the total number of ordinary shares issued and outstanding as of August 4, 2008, plus an automatic annual increase on October 1 of each calendar year commencing with October 1, 2008, by an amount equal to the lesser of (i) 1% of the total number of ordinary shares issued and outstanding on September 30 of the same calendar year, or (ii) such number of ordinary shares as may be determined by the Company’s board of directors. The purpose of these share incentive plans is to promote the success of the Company and the interests of its shareholders by providing a means through which the Company may grant equity-based incentives to attract, motivate, retain and reward certain officers, employees, directors and other eligible persons and to further link the interests of recipients with those of the Company’s shareholders generally. The Prior Plan will expire on April 17, 2018. The New Plan will expire on the tenth anniversary date of August 4, 2008. Option awards are generally granted with an exercise price equal to the market price of the Company’s stock at the date of grant; those option awards generally vest within 4 years of continuous service and have 10-year contractual terms. Share awards generally vest for 1 year.

By a resolution of the board of directors on April 18, 2008, 11,652,556 share options were authorized to be granted to certain employees and non-employees. An aggregate of 11,045,500 share options were granted, including a total of 10,060,600 granted to employees on April 18, 2008 and May 31, 2008, and 984,900 granted to non-employees on April 18, 2008 (collectively “the first round”). The share options had an exercise price of US$2.995966 per share and a graded vesting term of four years. For the options granted to non-employees, the Group determined the measurement date to be the performance commitment date pursuant to the service supplemental agreements, in which the penalty for nonperformance was stipulated and represented a sufficiently large disincentive for nonperformance.

The options would vest as to 25% of the total number of ordinary shares subject to the options on the first anniversary of the vesting commencement date. The remaining 75% of the total number of ordinary shares subject to the options would vest in six substantially equal semi-annual installments, with the first installment vesting on the last day of the sixth month following the month in which the first anniversary of the vesting commencement date occurs and an additional installment vesting on the last day of every six months thereafter.

On November 17, 2008, the Company’s board of directors and compensation committee approved to provide a compensation package for the non-executive directors. 400,000 options were granted to five directors on December 2, 2008. These options are subject to a two-year vesting schedule with 50% vesting in each year. The exercise price is US$0.82 per share which was determined by the closing price of the Company’s ADSs on NYSE on December 2, 2008.

On December 2, 2008 (the “repricing date”), the Company’s board of directors and compensation committee approved to amend the terms of certain stock options granted to 260 employees and 17 non-employees to reduce the exercise price of all outstanding share options from US$2.995966 per share to US$0.82 per share based on the closing price of the Company’s ADSs on NYSE on December 2, 2008. The amendments did not change the vesting provisions or the number of shares subject to any of the option awards. This was accounted for as a share option modification and required the remeasurement of the fair value of these share options. This remeasurement resulted in a total incremental share-based compensation of US$2,699, of which US$752 and US$853 were recognized in the year ended September 30, 2009 and 2010, and the remaining is recognized ratably over the remaining vesting period of the award.

By a resolution of the board of directors on November 17, 2009, 1,361,900 share options were granted to selected employees for an exercise price per share equal to US$1.87. The option shall vest as to 25% of the total number of ordinary shares subject to the option on the first anniversary of the vesting commencement date. The remaining 75% of the total number of ordinary shares subject to the option shall vest in six substantially equal semi-annual installments, with the first installment vesting on the last day of the sixth month following the month in which the first anniversary of the vesting commencement date occurs and an additional installment vesting on the last day of every six months thereafter.

By a resolution of the board of directors on September 27, 2011, 1,000,600 share options were granted to selected employees with an exercise price per share equal to US$0.615, which was determined by the closing price of the Company’s ADSs on NYSE on September 27, 2011. These options are subject to a two-year vesting schedule with 25% vesting semi-annually. By the same resolution of the board of directors on September 27, 2011, 400,000 fully-vested options were granted to selected directors with an exercise price per share equal to US$0.615, which was determined by the closing price of the Company’s ADSs on NYSE on September 27, 2011.

Also by that resolution of the board of directors on September 27, 2011, the Company’s board of directors approved to amend the terms of certain stock options granted to 172 employees and 17 non-employees representing 9,465,000 share options. The amendments included (i) reduction of the exercise price of share options from US$0.82 per share to nil for one selected employee, and to reduce the exercise price of share options from US$0.82 per share to US$0.615 per share based on the closing price of the Company’s ADSs on NYSE on September 27, 2011 for the other 171 employees and 17 non-employees; (ii) acceleration of the vesting of share options to fully vested on September 27, 2011; (iii) an option of a three-year interest-free loan for exercising such options. The amendments did not change the vesting provisions or the number of shares subject to any of the option awards. This amendment was accounted for as a share option modification and required the re-measurement of the fair value of these share options. This re-measurement resulted in a total incremental share-based compensation of US$1,658, all of which was recognized in the year ended September 30, 2011.

Share option granted to employees and non-executive directors	Number of shares	Weighted- average exercise price		Weighted- average remaining contractual term (years)	Aggregated intrinsic value

Outstanding, October 1, 2010	10,642,892	US$	0.92	7.73	3,438
Granted	9,888,388	US$	0.53
Exercised	(91,012)	US$	0.82
Forfeited	(641,608)	US$	0.88
Cancelled	(8,487,788)	US$	0.82

Outstanding, September 30, 2011	11,310,872	US$	0.65	7.14	—

Expected to vest, September 30, 2011	1,639,652	US$	1.10	9.27	—

Exercisable at September 30, 2011	9,671,220	US$	0.58	6.78	645

The weighted-average grant-date fair value of options granted to employees and non-executive directors during the year 2009, 2010 and 2011 was US$1.40, US$0.87 and US$0.26, respectively.

Share option granted to non-employees	Number of shares	Weighted- average exercise price		Weighted- average remaining contractual term (years)	Aggregated intrinsic value

Outstanding, October 1, 2010	977,212	US$	0.82	7.55	418
Granted	977,212	US$	0.62
Cancelled	(977,212)	US$	0.82

Outstanding, September 30, 2011	977,212	US$	0.62	6.55	27

Exercisable at September 30, 2011	977,212	US$	0.62	6.55	27

The weighted-average grant-date fair value of options granted to non-employees during the year 2009, 2010 and 2011 was US$0.82, nil and US$0.26 respectively.

The total intrinsic value of options exercised during the year ended September 30, 2011 was US$30. As of September 30, 2011, the unrecognized share-based compensation cost related to share options amounted to approximately US$682. This compensation cost is expected to be recognized over a weighted-average vesting period of 2.07 years. Forfeitures were estimated based on historical experience. To the extent the actual forfeiture rate is different from the original estimate, actual share-based compensation expenses related to these awards may be different from the expectation.

The fair value of each option award to employees and non-employees was estimated using the Black-Scholes Option Pricing Model by the management of the Company. The volatility assumption was estimated based on the price volatility of the shares of comparable companies in the education business because the Company did not have sufficient data to calculate expected volatility of the price of the underlying ordinary shares over the expected term of the option. The expected term was estimated based on the vesting terms, contractual terms and management’s expectation of exercise behavior of the option grantees. The risk-free rate was based on the market yield of China Sovereign Bonds denominated in US$ with maturity terms equal to the expected term of the option awards. The closing market price of the ordinary shares of the Company as of the grant date was used as the fair value of the ordinary shares on that date.

The Company used the Black Scholes Model to estimate the fair value of the share options on the grant dates with the following assumptions:

	For the year ended September 30,
	2010	2011

Risk-free interest rate	3.31%	1.40% ~ 1.86%
Dividend yield	—	—
Expected volatility	47%	51%
Expected life (in years)	5.47	3.71 ~ 5.63

Nonvested restricted shares

On July 2, 2008, the Company’s board of directors approved compensation in total of US$300 to an independent director in exchange for her services to be provided to the Company over a three-year period commencing from July 29, 2008. The US$300 has therefore been recognized as compensation expenses over the three-year period from July 2008 through July 2011. The initial US$100 was paid in the form of 57,143 restricted ordinary shares of the Company in August 2008. The number of restricted ordinary shares was determined based on the closing price of the Company’s ADSs on the issuance date. The remaining US$200 was accrued as a liability and paid in cash of US$100 in November 2009 and July 2010, respectively.

On December 3, 2010, the Company granted 100,000 nonvested restricted shares of the Company to directors (the “participants”) that had been outstanding at the grant date. These shares are restricted on transferability and will be forfeited if the participants cease to provide requisite service to the Company. The restriction will be removed on the first anniversary of the issuance day. The grant-date fair value of a nonvested restricted share was US$1.25, which was the closing price of the Company’s ADSs on NYSE on December 3, 2010.

This grant results in a total share-based compensation of US$125, which will be recognized ratably over the requisite service period of one year. As of September 30, 2011, 100,000 shares were outstanding with unrecognized compensation cost of US$21 and with the weighted average period of 0.23 years.

A summary of the nonvested restricted shares activity is as follows:

	Number of Nonvested restricted shares outstanding	Weight average grant-date fair value
	US$

Nonvested restricted shares outstanding at September 30, 2010	—	—
Granted	100,000	1.25
Forfeited	—	—

Nonvested shares outstanding at September 30, 2011	100,000	1.25

Total share-based compensation expense of share-based awards granted to employees, non-employees and non-executive directors recognized for the years ended September 30, 2009, 2010 and 2011 are as follows:

	As of September 30,
	2009	2010	2011
	US$	US$	US$

Cost of services	1,854	1,787	1,999
General and administrative expenses	1,612	2,033	3,347
Selling expenses	454	567	678

	3,920	4,387	6,024

SUBSEQUENT EVENTS	12 Months Ended
Sep. 30, 2011
SUBSEQUENT EVENTS

24. SUBSEQUENT EVENTS

On November 16, 2011, the Company approved and declared a special cash dividend of $0.12 per ordinary share on its total 135,565,361 outstanding shares as of the close of trading on December 15, 2011.

On December 5, 2011, a total amount of 7,769,168 share options was exercised, of which 6,370,868 share options were exercised at US$0.615 per share through interest-free loans of US$3,940 provided by the Company and the remaining 1,398,300 share options were exercised at nil. These loans are repayable upon sales of the related ordinary shares within three years or termination of employment, whichever is earlier.